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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 23, 2007

                                  METLIFE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

            DELAWARE                  1-15787              13-4075851
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  (State or Other Jurisdiction      (Commission           (IRS Employer
        of Incorporation)           File Number)       Identification No.)

        200 Park Avenue, New York, New York                   10166-0188
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      (Address of Principal Executive Offices)                (Zip Code)

                                  212-578-2211
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

     On October 23, 2007, MetLife, Inc. issued a press release announcing that its Board of Directors had declared an annual dividend for 2007 of $0.74 per common share. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Not applicable

     (b)  Not applicable

     (c)  Not applicable

     (d)  Exhibits.

          99.1 Press release of MetLife, Inc., dated October 23, 2007, announcing the declaration of the annual dividend on its common stock.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  METLIFE, INC.

                                  By: /s/ Gwenn L. Carr
                                      ------------------------------------------
                                      Name: Gwenn L. Carr
                                      Title: Senior Vice-President and Secretary

Date: October 24, 2007


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER      EXHIBIT
-------     -------
99.1        Press release of MetLife, Inc., dated October 23, 2007, announcing the declaration of the annual dividend on its common stock.